Exhibit 10.1
SECOND AMENDMENT TO AMENDED AND RESTATED REVOLVING
CREDIT AND SECURITY AGREEMENT
     THIS SECOND AMENDMENT TO AMENDED AND RESTATED REVOLVING CREDIT AND SECURITY AGREEMENT, dated as of October 11, 2006 (this “Second Amendment”), is entered into by and between AMERICA SERVICE GROUP INC. (“ASG”) a Delaware corporation, PRISON HEALTH SERVICES, INC. (“PHS”), a Delaware corporation, EMSA LIMITED PARTNERSHIP (“EMSA LP”), a Florida limited partnership, PRISON HEALTH SERVICES OF INDIANA, L.L.C. (“PHS Indiana”), an Indiana limited liability company, SECURE PHARMACY PLUS, LLC (“SPP”), a Tennessee limited liability company, and CORRECTIONAL HEALTH SERVICES, LLC, (“CHS”) a New Jersey limited liability company (ASG, PHS, EMSA LP, PHS Indiana, SPP and CHS) are hereinafter referred to, individually and collectively as the “Borrower”), CAPITALSOURCE FINANCE LLC, a Delaware limited liability company (“CapitalSource”), as administrative agent and collateral agent for Lenders (in such capacities, the “Agent”), and the Lenders party hereto.
RECITALS
     A. Pursuant to that certain Amended and Restated Revolving Credit and Security Agreement dated as of October 31, 2005, (as amended, and as further amended, supplemented, or otherwise modified from time to time, the “Loan Agreement”) and subject to the terms and conditions set forth therein, Lender has agreed to make available to Borrower the Revolving Facility.
     B. The parties hereto desire to enter into this Second Amendment to amend the Loan Agreement in certain respects as provided herein.
     NOW, THEREFORE, in consideration of the foregoing, the terms and conditions, premises and other mutual covenants set forth in this Second Amendment, and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, and intending to be legally bound, Lender and Borrower hereby agree as follows:
     Section 1. Definitions. Unless otherwise defined herein, all capitalized terms used and not defined herein shall have the meanings assigned to such terms in the Loan Agreement.
     Section 2. Amendments to Loan Agreement. The sections, definitions, annexes and exhibits of and to the Loan Agreement referenced and set forth on Annex A to this Second Amendment hereby are amended, or amended and restated, as applicable, to read as set forth on such Annex A, which annex is incorporated herein and made a part hereof and of the Loan Agreement.
Section 3. Representations and Warranties.
          (a) Notwithstanding any other provision of this Second Amendment, each Borrower individually hereby (i) confirms and makes all of the representations and warranties set forth in the Loan Agreement and other Loan Documents with respect to such Borrower and this Second Amendment as of the date hereof and as of the Effective Date and confirms that they are true and correct, (ii) represents and warrants that they are Affiliates of each other, and (iii) specifically represents and warrants to Lender that it has good and marketable title to all of its respective Collateral, free and clear of any Lien or security interest in favor of any other Person (other than Permitted Liens).

          (b) Each Borrower individually hereby represents and warrants as of the date of this Second Amendment and as of the Effective Date as follows: (i) it is duly incorporated or organized, validly existing and in good standing under the laws of its jurisdiction of organization; (ii) the execution, delivery and performance by it of this Second Amendment are within its powers, have been duly authorized, and do not contravene (A) its articles of organization, operating agreement, or other organizational documents, or (B) any applicable law; (iii) no consent, license, permit, approval or authorization of, or registration, filing or declaration with any Governmental Authority or other Person, is required in connection with the execution, delivery, performance, validity or enforceability of this Second Amendment by or against it; (iv) this Second Amendment has been duly executed and delivered by it; (v) this Second Amendment constitutes its legal, valid and binding obligations enforceable against it in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally or by general principles of equity; and (vi) upon giving effect to this Second Amendment it is not in default under the Loan Agreement and no Default or Event of Default exists, has occurred or is continuing.
     Section 4. Expenses. Borrower shall pay all costs and expenses incurred by Lender or any of its Affiliates, including, without limitation, documentation and diligence fees and expenses, all search, audit, appraisal, recording, professional and filing fees and expenses and all other out-of-pocket charges and expenses (including, without limitation, UCC and judgment and tax lien searches and UCC filings and fees for post-Closing UCC and judgment and tax lien searches) and reasonable attorneys’ fees and expenses, in connection with entering into, negotiating, preparing, reviewing and executing this Second Amendment contemplated hereby and all related agreements, documents and instruments, including, without limitation, the UCC Financing Statements and searches required hereunder and under the Loan Agreement, and all of the same may be charged to Borrower’s account and shall be part of the Obligations. If Lender or any of its Affiliates uses in-house counsel for any of the purposes set forth above Borrower expressly agrees that its Obligations include reasonable charges for such work commensurate with the fees that would otherwise be charged by outside legal counsel selected by Lender or such Affiliate in its sole discretion for the work performed.
     Section 5. Effect on the Loan Agreement. Upon the effectiveness of this Second Amendment, (i) each reference in the Loan Agreement to “this Agreement,” “hereunder,” “hereof,” “herein” or words of similar import shall mean and be a reference to the Loan Agreement as amended by this Second Amendment, and (ii) each reference in any other Loan Document to the “Loan Agreement” shall mean and be a reference to the Loan Agreement as amended by this Second Amendment. Each reference herein to the Loan Agreement shall be deemed to mean the Loan Agreement as amended by this Second Amendment. Except as specifically amended hereby, the Loan Agreement and all other Loan Documents shall remain in full force and effect and the terms thereof are expressly incorporated herein and are ratified and confirmed in all respects. This Second Amendment is not intended to be or to create, nor shall it be construed as or constitute, a novation or an accord and satisfaction but shall constitute an amendment of the Loan Agreement. The parties hereto agree to be bound by the terms and conditions of the Loan Agreement as amended by this Second Amendment as though such terms and conditions were set forth herein in full. The execution, delivery and effectiveness of this Second Amendment shall not, except as expressly provided in this Second Amendment, operate as a waiver of any right, power or remedy of Lender, nor constitute a waiver of any provision of the Loan Agreement or any other Loan Document or any other documents, instruments and agreements executed or delivered in connection therewith or of any Default or Event of Default under any of the foregoing whether arising before or after the Effective Date or as a result of performance hereunder.
     Section 6 . Governing Law and Jury Trial. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE

CHOICE OF LAW PROVISIONS SET FORTH IN THE LOAN AGREEMENT AND SHALL BE SUBJECT TO THE WAIVER OF JURY TRIAL AND NOTICE PROVISIONS OF THE LOAN AGREEMENT.
     Section 7. Headings and Counterparts. The captions in this Second Amendment are intended for convenience and reference only and do not constitute and shall not be interpreted as part of this Second Amendment and shall not affect the meaning or interpretation of this Second Amendment. This Second Amendment may be executed in one or more counterparts, all of which taken together shall constitute but one and the same instrument. This Second Amendment may be executed by facsimile transmission, which facsimile signatures shall be considered original executed counterparts for all purposes, and each party to this Second Amendment agrees that it will be bound by its own facsimile signature and that it accepts the facsimile signature of each other party to this Second Amendment.
     Section 8. Entire Agreement. This Second Amendment, the Loan Agreement and the other Loan Documents constitute the entire agreement between the parties with respect to the subject matter hereof and thereof and supersedes all prior agreements and understandings, if any, relating to the subject matter hereof and thereof and may not be contradicted by evidence of prior, contemporaneous or subsequent oral agreements between the parties. There are no unwritten oral agreements between the parties. This Second Amendment may not be changed, modified, amended, restated, waived, supplemented, discharged, canceled or terminated orally or by any course of dealing or in any other manner other than by the written agreement of Lender and Borrower. This Second Amendment shall be considered part of the Loan Agreement for all purposes under the Loan Agreement.
     Section 9. Miscellaneous. Whenever the context and construction so require, all words used in the singular number herein shall be deemed to have been used in the plural, and vice versa, and the masculine gender shall include the feminine and neuter and the neuter shall include the masculine and feminine. This Second Amendment shall inure to the benefit of Lender, all future holders of any note, any of the Obligations or any of the Collateral and all Transferees, and each of their respective successors and permitted assigns. Borrower may not assign, delegate or transfer this Second Amendment or any of its rights or obligations under this Second Amendment without the prior written consent of Lender. No rights are intended to be created under this Second Amendment for the benefit of any third party donee, creditor or incidental beneficiary of Borrower. Nothing contained in this Second Amendment shall be construed as a delegation to Lender of Borrower’s duty of performance, including, without limitation, any duties under any account or contract in which Lender has a security interest or Lien. This Second Amendment shall be binding upon Borrower and its successors and assigns.
     Section 10. Release. Each Borrower, its officers, directors, representatives, employees, predecessors, successors, agents and assigns, and each Guarantor, his agents, representatives, predecessors, successors and assigns (collectively, “Releasing Parties”) each hereby release, remise and forever discharge Lender, and its officers, directors, employees, predecessors, successors, agents and assigns (collectively, “Released Parties”), from any and all claims, demands, actions, cause or causes of action heretofore arising out of, or connected with or incidental to the Loan Agreement or any Loan Documents. This general release is intended to be a full and complete release of any such claims, demands, actions, cause or causes of action connected in any way to the Loan Agreement and which have heretofore arisen. Releasing Parties each acknowledge and agree that they are aware that they may hereafter discover claims presently unknown or unsuspected, or facts in addition to or different from those which they now know or believe to be true. Nevertheless, it is the intention of the Releasing Parties, and each of them, through this Second Amendment, to fully, finally and forever release all such matters and claims relative thereto, which do now exist, may exist, or heretofore have existed.

     Section 11. Effective Date. Notwithstanding the date of execution or delivery of this Second Amendment or any other date set forth herein, the effectiveness of this Second Amendment and the agreement of Lender set forth herein are subject to the satisfaction of the following conditions precedent (the date on which such conditions shall have been satisfied, the “Effective Date”), all in form and substance satisfactory to Lender in its sole discretion: (a) the due execution and delivery to Lender of this Second Amendment by Borrower; (b) the representations and warranties contained herein, in the Loan Agreement and the other Loan Documents, as amended hereby, shall be true and correct as of such date, as if made on such date, except for such representations and warranties as are by their express terms limited to a specific date and remain true and correct as of such date; (c) upon giving effect to this Second Amendment no Default or Event of Default shall have occurred and be continuing; and (d) all corporate proceedings necessary in connection with the transactions contemplated by this Second Amendment shall have been taken and all documents, instruments and other legal matters incident thereto shall be satisfactory to Lender.
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     IN WITNESS WHEREOF, the parties have caused this Second Amendment to Amended and Restated Revolving Credit and Security Agreement to be executed by their respective officers thereunto duly authorized as of the date first written above.

AGENT AND LENDER:	CAPITALSOURCE FINANCE LLC
	By:	/s/ J. Anthony Romero
		Name:	J. Anthony Romero
		Title:	Chief Operating Officer - HSB

BORROWER:	AMERICA SERVICE GROUP INC.
	By:	/s/ Michael W. Taylor
		Name:	Mr. Michael Taylor
		Title:	Chief Financial Officer

PRISON HEALTH SERVICES, INC.
By:	/s/ Michael W. Taylor
	Name:	Mr. Michael Taylor
	Title:	Senior Vice President

EMSA LIMITED PARTNERSHIP, By its General Partner, PRISON HEALTH SERVICES, INC.
By:	/s/ Michael W. Taylor
	Name:	Mr. Michael Taylor
	Title:	Senior Vice President

PRISON HEALTH SERVICES OF INDIANA, LLC By its General Manager, PRISON HEALTH SERVICES, INC.
By:	/s/ Michael W. Taylor
	Name:	Mr. Michael Taylor
	Title:	Senior Vice President

CORRECTIONAL HEALTH SERVICES, LLC By its Managing Member, PRISON HEALTH SERVICES, INC.
By:	/s/ Michael W. Taylor
	Name:	Mr. Michael Taylor
	Title:	Senior Vice President

SECURE PHARMACY PLUS, LLC By its Managing Member, PRISON HEALTH SERVICES, INC.
By:	/s/ Michael W. Taylor
	Name:	Mr. Michael Taylor
	Title:	Senior Vice President

ANNEX A
TO
SECOND AMENDMENT TO AMENDED AND RESTATED REVOLVING CREDIT
AND SECURITY AGREEMENT
     Effective as of the Effective Date, the Loan Agreement is hereby amended as follows:
     1. Amendment and Restatement of the Second Recital of the Loan Agreement. The Second Recital of the Loan Agreement is hereby amended and restated in its entirety to read as follows:
     WHEREAS, Borrower has requested that Lender modify and extend the Original Agreement in order to make available to Borrower a revolving credit facility (the “Revolving Facility”) in a maximum principal amount at any time outstanding of up to Fifty Million Dollars ($50,000,000) (the “Facility Cap”) and within the Facility Cap, a sublimit of Fifteen Million Dollars ($15,000,000) (the “L/C Sublimit”) to be used to obtain standby letters of credit or to cash collateralize obligations currently secured by existing letters of credit having an aggregate face value of Nine Million Two Hundred Thirty Two Thousand One Hundred Eighty Dollars ($9,232,180) (the “Existing Letters of Credit”), the proceeds of such Revolving Facility shall be used by Borrower for general corporate matters and purposes, and working capital needs in connection with its provision of medical and related services to correctional facilities; and